John Hancock
California
Tax-Free Income
Fund

SEMI
ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 18

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
exempt from
federal and
California
personal income
taxes, consistent
with preservation
of capital.

Over the last six months

* Falling interest rates pushed bond prices up.

* Municipal bonds reaped the benefits of strong demand and limited supply.

* California's troubled utilities had minimal impact on Fund performance.


[Bar chart with heading "John Hancock California Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the six months ended February 28, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.49% total return for Class A. The second bar represents the 4.10% total return for Class B. The third bar represents the 4.05% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.2%   Foothill/Eastern Transportation Corridor Agency, 1-1-34, 6.000%
3.1%   Sacramento Power Auth., 7-1-22, 6.000%
3.0%   Santa Ana Financing Auth., 7-1-24, 6.250%
3.0%   California Statewide Communities Develop. Auth., 8-1-22, 6.500%
2.5%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 7.370%
1.9%   California, State of, 4-1-29, 4.750%
1.9%   Metropolitan Water District, 7-1-20, 5.000%
1.8%   Puerto Rico, Commonwealth of, 7-1-15, 6.500%
1.6%   East Bay Municipal Utility District, 6-1-20, 6.720%
1.6%   Santa Clara County Finance Auth., 5-15-17, 5.500%

As a percentage of net assets on February 28, 2001.



BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND FRANK A. LUCIBELLA, CFA, PORTFOLIO MANAGERS

John Hancock
California Tax-Free
Income Fund

MANAGERS'
REPORT

Fixed-income investors had reason to cheer over the last six months. Bond prices jumped higher at the end of last year as investors became more certain that the Federal Reserve was done raising interest rates and would eventually have to cut them early in 2001 to boost the sagging U.S. economy. That belief came to fruition with the Fed lowering interest rates two times in the first two months of this year.

Municipal bonds have been one of the bright spots in the bond market's comeback. Thanks to disciplined fiscal policy and healthy tax receipts, many state and local governments have cut back sharply on their bond issuance over the last several years. As a result, supply hasn't been able to keep pace with demand -- especially as investors have diversified out of the stock market. This supply/demand imbalance has fueled a strong rally in municipal bonds.

"Municipal bonds have
 been one of the bright
 spots in the bond
 market's comeback."

A LOOK AT PERFORMANCE

For the six months ended February 28, 2001, John Hancock California Tax-Free Income Fund's Class A, Class B and Class C shares returned 4.49%, 4.10% and 4.05%, respectively, at net asset value. By comparison, the average California municipal bond fund returned 4.35% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Increasing the Fund's interest-rate sensitivity boosted our performance in this falling-rate environment. For much of 2000, we positioned the Fund defensively with a shorter duration in anticipation of further rate increases. Duration measures the Fund's sensitivity to interest-rate changes. With a shorter duration, the Fund's net asset value was less sensitive to rate changes. In the third quarter, we gradually lengthened our duration, thereby increasing the Fund's sensitivity. This more aggressive interest-rate posture paid off as the Fed cut rates early this year.

[A photo of Team Leader Dianne Sales flush right next to first paragraph.]

While the Fund turned in solid returns, a couple of factors contributed to our slight underperformance. The first was our sizeable position in lower-grade credits. With rates rising and concerns about a slowing economy growing, investors shied away from credit risk, deserting lower-grade bonds in favor of higher-grade ones. The result was a dramatic widening of credit spreads -- that is, the spread or difference in yields between high- and low-grade bonds.

"Increasing the Fund's
 interest-rate sensitivity
 boosted our performance
 in this falling-rate
 environment."

The second factor was the troubled California utilities. The state's two big investor-owned utilities -- Pacific Gas & Electric and Southern California Edison -- are on the brink of bankruptcy due to skyrocketing electricity prices and the state's rate freeze, which prohibits utilities from passing along increased costs to consumers. Fortunately, our holdings in these names are not only a very small portion of the Fund, but they are also very well secured by substantial assets, so their impact on performance has been minimal. On the bright side, what's been bad for the investor-owned utilities has actually been good for the municipal utilities. Holdings such as bonds issued by the Los Angeles Department of Water & Power have outperformed recently because of their abundant power supply and cash levels.

STAYING THE COURSE

While our strategy of owning lower-quality holdings did put a damper on performance, we have stayed the course and now shareholders are starting to reap the benefits. With credit spreads at their widest levels in more than 10 years, we firmly believe spreads will begin to narrow and lower-grade credits will start to outperform. In fact, we've already seen this trend start to take hold. With yields falling and confidence mounting that the Fed's cuts will spur the economy, investors are seeking lower-grade credits with more attractive yields. A two-tiered market is developing, as investors distinguish between the good and bad credits. Since our lower-quality credits are in the top tier, they're starting to turn in positive performance. Because we're confident this trend will continue, we expect our lower-quality holdings to return to their role as a major contributor to performance.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Other 18%, the second is Health 12%, the third
Transportation 10%, the fourth General obligation 9% and the fifth Water and sewer 9%.

We've continued to add call protection to the portfolio -- a strategy that has also started to pay dividends. Call protection guards against a bond being redeemed by its issuer for a certain period of time.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into three sections (from top to left): Revenue bonds 90%, General obligation bonds 9% and Short-term investments 1%.]

Good call protection is important when rates are falling because issuers often try to refinance their bonds at lower yields. If a bond gets "called," investors are forced to reinvest their money in bonds with lower yields. With rates now falling, the Fund's strong call protection will serve to protect shareholders' strong yield income.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hospital bonds followed by an up arrow with the phrase "Rebounded from low levels." The second listing is High-grade bonds followed by an up arrow with the phrase "Healthy tax receipts/balanced budget." The third listing is Investor-owned utilities followed by a down arrow with the phrase "Skyrocketing electricity prices."]

CALIFORNIA MARKET

In California, we expect to see economic growth continue to slow, especially given the downturn in the technology sector. We're confident that the state's economy is strong and diversified enough to weather a slowdown. So we're not anticipating a recession, but rather a pullback from robust growth levels. Going forward, we will carefully monitor the state's energy crisis. Not only is the government trying to bail out the investor-owned utilities, but it has also become the main buyer of power in California. However, it's not clear how the government will pay for this. So we will keep a close eye on any proposed financing and its impact on the state's fiscal situation.

"Going forward, we will
 carefully monitor the
 state's energy crisis."

OUTLOOK

As for the overall municipal bond market, we believe the outlook is bright, despite the proposed national tax cut and the possibility of increased municipal bond supply. Although the politicians in Washington are still in the process of negotiating a national tax cut, we believe the negative impact of the tax cut has already been priced into the muni market. On the supply/demand front, we'll see heavier municipal bond issuance in 2001. Although the influx of new supply may put temporary pressure on prices, we don't expect a deluge of new issuance to permanently impact the market. That's because many bonds were refinanced during the last downward cycle in rates and the cost savings simply aren't as large this time around. In our view, any increase in supply should be viewed as a buying opportunity rather than a long-term negative.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in
an index. The returns
reflect past results and
should not be consid
ered indicative of
future performance.

Please note that a
portion of the Fund's
income may be subject
to taxes, and some
investors may be sub
ject to the Alternative
Minimum Tax (AMT).
Also note that capital
gains are taxable.

                              Class A      Class B       Class C        Index
Inception date                12-29-89     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         6.32%        5.55%        8.39%       12.34%
Five years                       5.10%        4.96%          --         6.10%
Ten years                        6.81%          --           --         7.22%
Since inception                    --         6.04%        2.70%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -0.18%       -0.90%        2.00%        5.19%
One year                         6.32%        5.55%        8.39%       12.34%
Five years                      28.22%       27.36%          --        34.46%
Ten years                       93.21%          --           --       100.88%
Since inception                    --        71.09%        5.22%          --

SEC 30-day yield as of February 28, 2001
                                 4.47%        3.93%        3.79%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund, before sales charge, and is equal to $20,241 as of February 28, 2001. The second line represents the Lehman Brothers Municipal Bond Index and is equal to $20,088 as of February 28, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund, after sales charge, and is equal to $19,330 as of February 28, 2001.

                                   Class B*      Class C
Inception date                     12-31-91       4-1-99
Without sales charge                $17,106      $10,624
With maximum sales charge                --      $10,518
Index                               $18,312      $10,985

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 28, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2001
(unaudited).

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 98.94%                                                                        $391,633,675
(Cost $362,424,149)

California 90.90%                                                                                        $359,814,600
ABAG Finance Auth for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375%     BB+           $4,300       4,595,754
  Cert of Part Peninsula Family YMCA Ser A, 10-01-11                  6.800      A3               940         978,079
  Rev San Diego Hosp Assoc Ser 2001A, 08-15-20                        6.125      BBB+           2,000       2,011,840
Alameda, County of,
  Cert of Part Cap Projs, 06-01-16                                    6.750      A2               500         531,640
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C Anaheim
  Pub Imp Proj, 09-01-36                                               Zero      AAA            9,545       1,364,935
  Sub Lease Rev 1997 Cap Apprec Ser C Anaheim
  Pub Imp Proj, 09-01-18                                               Zero      AAA            3,000       1,206,690
Anaheim, City of,
  Cert of Part Ref Reg Rites Convention Ctr,
  07-16-23                                                            8.670#     AAA            2,000       2,207,500
Antioch Public Financing Auth,
  Reassessment Rev Ser B, 09-02-15                                    5.850      BB+            1,475       1,513,409
Avalon Community Improvement Agency,
  Tax Alloc Community Imp Proj Ser B, 08-01-22                        6.400      A-             1,795       1,909,431
Bakersfield Memorial Hospital,
  Hosp Rev Ser A, 01-01-22                                            6.500      Baa1           2,000       2,094,240
Beverly Hills Public Financing Auth,
  Lease Rev INFLOS, 06-01-15                                          6.520#     AAA            2,500       2,712,500
Bonita Canyon Public Facilities Financing Auth,
  Spec Tax Community Facil Dist No 98-1, 09-01-28                     5.375      BB+            2,470       2,258,642
Brentwood Redevelopment Agency,
  Tax Alloc Brentwood Redevel Proj Ser A, 11-01-08                    7.700      BBB              135         137,542
Burbank Redevelopment Agency,
  Tax Alloc Golden State Redevel Proj Ser A, 12-01-23                 6.000      A-             2,750       2,846,112
California Educational Facilities Auth,
  Rev 1993 Ser B Pooled College & Univ Proj,
  06-01-09                                                            6.125      Baa2           1,000       1,050,980
California Health Facilities Financing Auth,
  Hosp Rev 1991 Ser A San Diego Hosp Assoc,
  10-01-21                                                            6.950      BAA1             250         260,503
  Ins Rev Ref Ser A Catholic Healthcare West
  Obligated Group, 07-01-15                                           5.750      AAA            2,000       2,131,260
  Ins Rev Ser A San Diego Christian Foundation,
  07-01-12                                                            6.250      AA             1,135       1,185,223
  Ins Rev Ser B Hlth Facil Small Facil, 04-01-22                      7.500      AA-            2,000       2,273,720
  Rev Ser 1994A Scripps Research Institute, 07-01-09                  6.300      Aa3              500         534,765
California Housing Finance Agency,
  Home Mtg Rev 1994 Ser C, 08-01-14                                   6.650      AA-            1,000       1,051,370
  Home Mtg Rev 1994 Ser G, 08-01-17                                   7.250      AA-            2,060       2,111,047
  Home Mtg Rev 1999 Ser L, 02-01-18                                    Zero      AAA            9,100       3,345,342
  Home Mtg Rev Cap Apprec Ser 2001B, 08-01-31                          Zero      AAA            5,000         896,350
  Hsg Rev 1991 Ser E, 08-01-26                                        7.000      AAA              525         541,868
California Pollution Control Financing Auth,
  Poll Control Rev 1991 Ser Southern Calif Edison Co,
  12-01-17                                                            6.900      CC-              500         446,255
  Poll Control Rev 1992 Ser A Pacific Gas & Elec Co,
  06-01-09                                                            6.625      CCC              500         462,550
  Poll Control Rev 2001 Ser A Pacific Gas & Elec,
  12-01-16                                                            5.350      AAA            2,000       2,000,000
  Poll Control Rev 1997 Ser A Laidlow Environmental
  Proj (B), 07-01-07                                                  6.700      D              2,000          57,000
  Solid Waste Disposal Rev Keller Canyon Landfill Co
  Proj, 11-01-27                                                      6.875      BB-            2,000       2,019,700
California Rural Home Mortgage Finance Auth,
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog,
  11-01-26                                                            7.550      AAA              515         561,989
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
  Step Coupon, 05-01-27                                               7.750#     AAA              505         555,354
California State Public Works Board,
  Lease Rev 1993 Ser A California State Univ Various
  Community College Proj, 12-01-18                                    5.625      AA-            3,700       3,986,306
  Lease Rev 1994 Ser A Dept of Corrections Calif
  State Prison Monterey County (Soledad II), 11-01-14                 6.875      AA-              500         567,515
  Lease Rev 1996 Ser A Dept of Corrections, 01-01-15                  5.500      AAA            5,145       5,435,435
  Lease Rev Ref 1993 Ser A California State Univ
  Various Univ Proj, 06-01-21                                         5.500      AA-            1,250       1,269,775
  Lease Rev Ref 1993 Ser A Dept of Corrections
  Various State Prisons, 12-01-19                                     5.000      AAA            5,000       5,122,400
  Lease Rev Ser A Dept of Corrections, 01-01-21                       5.250      AAA            4,500       4,543,695
California Statewide Communities Development Auth,
  Ins Rev Ref Cert of Part Triad Healthcare Hosp,
  08-01-22                                                            6.500      A+            11,000      11,719,620
  Ins Cert of Part United Western Medical Centers,
  12-01-21                                                            6.750      AA-            3,500       3,663,660
  Ins Ref Cert of Part Statewide Univ Northridge Proj,
  04-01-26                                                            6.000      AAA            1,620       1,717,281
  Cert of Part Catholic Healthcare West, 07-01-20                     6.500      BBB            1,750       1,789,463
  Ins Rev Cert of Part Hlth Facil Eskaton Properties,
  05-01-11                                                            6.700      AAA            1,250       1,324,925
  Ins Rev Cert of Part Hlth Facil AIDS Proj Los Angeles,
  08-01-22                                                            6.250      AA             2,000       2,074,140
California, State of,
  General Obligation, 04-01-29                                        4.750      AAA            8,000       7,433,120
  General Obligation Ref, 02-01-29                                    4.750      AAA            3,000       2,785,530
Campbell, City of,
  1991 Cert of Part Preref Civic Ctr Proj
  (Campbell Calif CTFS Parth), 10-01-17                               6.750      AAA              155         161,395
  1991 Cert of Part Unref Bal Civic Ctr Proj, 10-01-17                6.750      A2             1,565       1,629,196
Capistrano Unified School District,
  Spec Tax of Community Facil Dist 92-1, 09-01-18                     7.000      AA             1,500       1,654,440
  Spec Tax of Community Facil Dist 92-1, 09-01-21                     7.100      AA             2,250       2,649,713
Carson Redevelopment Agency,
  Tax Alloc Ser 1992 Area No 1 Redevel Proj, 10-01-12                 6.375      BBB+             500         522,510
Center Unified School District,
  GO Cap Apprec Ser C, 09-01-16                                        Zero      AAA            2,145         991,247
Central Valley Financing Auth,
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993,
  07-01-13                                                            6.100      AAA            3,300       3,562,845
  Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993,
  07-01-20                                                            6.200      AAA            1,000       1,081,890
Clearlake Redevelopment Agency,
  Tax Alloc Highlands Park Community Devel Proj,
  10-01-23                                                            6.400      BBB-             495         508,593
Contra Costa County Public Financing Auth,
  Lease Rev Ref Various Cap Facs Ser 1999A, 06-01-28                  5.000      AAA            3,000       2,925,210
Corona Community Facilities District 97-2,
  Special Tax Rev, 09-01-23                                           5.875      BB+            1,500       1,493,505
Costa Mesa Public Financing Auth,
  1991 Local Agency Rev Ser A, 08-01-21                               7.100      BBB              220         223,861
Culver City Redevelopment Finance Auth,
  Rev Ref Sub Tax Alloc Ser 1999B, 11-01-18                           6.200      BBB-           2,000       2,038,020
Davis Redevelopment Agency,
  Tax Alloc Ref Davis Redevel Proj, 09-01-24                          7.000      AAA            5,115       5,635,093
Del Mar Race Track Auth,
  Rev Ref Ser 1996, 08-15-06                                          6.000      BBB            2,240       2,308,141
  Rev Ref Ser 1996, 08-15-11                                          6.200      BBB            1,865       1,925,575
Delano, City of,
  Cert of Part, 04-01-10                                              7.000      A-             2,000       2,025,300
East Bay Municipal Utility District,
  Wastewater Treatment Sys Rev Ref, 06-01-20                          6.720#     AAA            6,000       6,480,000
Encinitas Public Finance Auth,
  Cert of Part Ser A Civic Ctr Proj, 12-01-11                         6.750      A-             1,300       1,360,983
Fairfield Public Financing Auth,
  1995 Rev Ser A Pennsylvania Ave Storm Drainage
  Proj, 08-01-21                                                      6.500      A-             1,085       1,157,348
Fontana Public Financing Auth,
  Tax Alloc Rev 1990 Ser A North Fontana Redevel Proj,
  09-01-20                                                            7.250      BBB              325         331,867
  Tax Alloc Rev Sub Lien 1991 Ser A North Fontana
  Redevel Proj, 12-01-20                                              7.750      AA               195         205,551
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-32                                                            6.500      AAA            1,665       1,907,807
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-34                                                            6.000      AAA           14,775      16,553,024
  Toll Road Rev Ref Cap Apprec, 01-15-25                               Zero      BBB-           6,615       1,553,467
  Toll Road Rev Ref Cap Apprec, 01-15-36                               Zero      BBB-          30,000       3,482,700
  Toll Road Rev Ref Conv Cap Apprec, 01-15-26                          Zero      BBB-           5,000       2,973,700
Fresno Joint Powers Financing Auth,
  Rev Ser A, 09-02-12                                                 6.550      BBB+           2,000       2,130,840
Fresno, City of,
  Hlth Facil Rev Ser 1991 Saint Agnes Medical Center,
  06-01-21                                                            6.625      AA               250         265,438
  Sewer Rev Ser A-1, 09-01-19                                         5.250      AAA            1,000       1,054,780
  Industry Urban-Development Agency,
  Tax Alloc Ref Trans Dist Proj 3, 11-01-16                           6.900      A-             1,020       1,081,057
Inglewood, City of,
  Cert of Part Ref Civic Ctr Imp Proj, 08-01-19                       7.000      BBB-           1,000       1,035,810
Irvine, City of,
  Imp Board Act of 1915 Assessment Dist 95-12 Ser B,
  09-02-21                                                            6.550      BB+            1,000       1,111,670
  Imp Board Act of 1915 Assessment Dist 97-16
  Group 4, 09-02-22                                                   6.375      BBB            1,200       1,232,244
  Mobile Home Park Rev Ser A Meadows Mobile
  Home Park, 03-01-28                                                 5.700      BBB-           4,000       3,562,720
Irwindale Community Redevelopment Agency,
  Sub Lien Tax Alloc Industrial Devel Proj, 06-01-26                  7.050      BBB            2,750       2,984,575
Laguna Salada Union School District,
  Ser C, 08-01-26                                                      Zero      AAA            1,000         254,840
Lancaster School District,
  Cert of Part Cap Apprec Ref, 04-01-19                                Zero      AAA            1,730         670,306
  Cert of Part Cap Apprec Ref, 04-01-22                                Zero      AAA            1,380         449,466
Lincoln Redevelopment Agency,
  Tax Alloc Lincoln Redevel Proj, 08-01-17                            7.650      BBB+             610         633,692
Long Beach, City of,
  Harbor Rev Ref Ser A, 05-15-18                                      6.000      AAA            2,660       2,997,394
Los Alamitos Unified School District,
  Spec Tax of Community Facil Dist 90-1, 08-15-21                     7.150      Baa1           6,005       6,234,992
Los Angeles Community Facilities District,
  Spec Tax No 3 Cascades Business Park Proj, 09-01-22                 6.400      BB+            1,000       1,033,070
Los Angeles Community Redevelopment
  Financing Auth,
  Rev MultiFamily Ser A Grand Central Square,
  12-01-26                                                            5.850      BB             2,000       1,831,280
Los Angeles Department of Water and Power,
  Elec Plant Rev Ref 2nd Iss of 1993, 11-15-12                        5.400      A+             1,000       1,042,520
Los Angeles Public Works Financing Auth,
  Rev Regional Park & Open Space Dist A, 10-01-15                     6.000      AA             3,750       4,133,925
Los Angeles, County of,
  Cert of Part Disney Parking Proj, 03-01-23                          6.500      A-             2,000       2,159,600
Metropolitan Water District,
  Wtr Rev Iss of 1991, 07-01-12                                       6.625      AA               750         773,880
  Wtr Rev Iss of 1992, 07-01-20                                       5.000      AA             7,500       7,426,125
Midpeninsula Regional Open Space District Calif
  Financing Auth,
  Cap Apprec, 09-01-30                                                 Zero      AAA            3,670         686,951
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of Millbrae
  Proj, 09-01-27                                                      7.375      BB             1,000         984,000
Mountain View Capital Improvements Financing Auth,
  1992 Rev City Hall/Community Theatre Complex &
  Shoreline Regional Park Comm Tax Alloc Refin,
  08-01-16                                                            6.500      AAA              600         620,622
New Haven Unified School District,
  Cap Apprec Ser A, 08-01-21                                           Zero      AAA            7,405       2,310,952
  Cap Apprec Ser B, 08-01-22                                           Zero      AAA           14,200       4,367,068
Northern California Transmission Agency,
  Rev 1990 Ser A Calif-Oregon Transm Proj, 05-01-13                   7.000      AAA              100         124,117
  Rev 1992 Ser A Calif-Oregon Transm Proj, 05-01-16                   6.500      AAA            1,000       1,055,170
Oakland, Port of,
  Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj,
  01-01-19                                                            6.800      BBB+             500         505,425
Oceanside, City of,
  Ref Cert of Part Ser A, 04-01-12                                    6.375      A3             3,000       3,204,840
Orange County Development Agency,
  Tax Alloc Santa Ana Heights Proj, 09-01-23                          6.125      BBB            5,000       5,081,450
Orange Cove Irrigation District,
  Cert of Part Ref-Rehab Proj, 02-01-17                               5.000      AAA            2,045       2,067,577
Orange, County of,
  Cert of Part Civic Ctr Exp Proj, 08-01-18                           6.700      AAA            1,000       1,035,080
  Cert of Part Recovery Ref Ser A, 07-01-16                           5.800      AAA            2,000       2,169,760
  Ser A of 1992 Spec Tax of Community Facil
  Dist 88-1 Aliso Viego, 08-15-18                                     7.350      AAA            1,000       1,079,170
  Ser A of 2000 Spec Tax of Community Facil Dist 1
  Ladera Ranch, 08-15-30                                              6.250      BB+            1,000       1,004,700
Pasadena, City of,
  Cert of Part Ref Old Pasadena Pkg Facil Proj,
  01-01-18                                                            6.250      A+             1,205       1,394,378
Pittsburg Redevelopment Agency,
  Spec Tax of Community Facil Dist 90-1
  California Ave, 08-15-20                                            7.400      BBB            3,040       3,157,131
Poway, City of,
  Community Facil Dist No 88-1 Spec Tax Ref Pkwy
  Business Ctr, 08-15-15                                              6.750      BB             1,000       1,080,680
Rancho Mirage, City of, Joint Powers Financing Auth,
  Civic Center Rev Ref Ser 1991A Preref, 04-01-17                     7.500      BBB              195         199,661
  Civic Center Rev Ref Ser 1991A Unref Bal, 04-01-17                  7.500      BBB               55          56,263
Rancho Santa Fe Community Services District,
  Community Facil Dist No 1 Spec Tax, 09-01-30                        6.700      BB             1,500       1,538,970
Redondo Beach Public Financing Auth,
  Rev South Bay Center Redevel Proj, 07-01-16                         7.000      BBB+             950       1,029,306
Richmond, County of,
  Imp Bd Act of 1915 Ref Reassessment District
  No 855, 09-02-19                                                    6.600      BBB-           2,400       2,481,480
Riverside County Asset Leasing Corp,
  Leasehold Rev 1993 Ser A Riverside County Hosp
  Proj, 06-01-12                                                      6.500      A              1,000       1,137,100
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            5,500       5,408,535
Sacramento County Sanitation District Finance Auth,
  Rev Ser A, 12-01-27                                                 5.875      AA             1,500       1,574,925
Sacramento Power Auth,
  Cogeneration Proj Rev Light & Pwr Imp, 07-01-22                     6.000      BBB-          12,000      12,357,360
Sacramento Unified School District,
  Spec Tax of Community Facil Dist 1 Ser B, 09-01-13                  7.300      Baa              760         825,922
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      AAA            5,000       5,454,050
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A-p            3,750       3,873,075
  Cert of Part Ref Medical Ctr Fin Proj Ser A, 08-01-15               5.500      AAA            4,000       4,385,160
  Cert of Part Ser B Cap Facil Proj, 08-01-24                         6.875      AAA              350         434,630
San Bruno Park School District,
  Cap Apprec Ser B, 08-01-21                                           Zero      AAA            1,015         343,882
  Cap Apprec Ser B, 08-01-23                                           Zero      AAA            1,080         326,246
San Diego, County of,
  Cert of Part Inmate Reception Ctr & Cooling,
  08-01-19                                                            6.750      AAA            3,000       3,372,570
San Diego County Regional Transportation Commission,
  Sales Tax Rev Refunded Bal Ser 1991A, 04-01-06                      7.000      AA-               90          95,843
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                          7.636#     AAA            1,000       1,192,500
  Water Rev Cert of Part Reg RITES, 04-24-09                          7.636#     AAA              400         483,000
San Diego Redevelopment Agency,
  Tax Alloc Cap Apprec Ser 1999B, 09-01-17                             Zero      BB             1,600         599,088
  Tax Alloc Cap Apprec Ser 1999B, 09-01-18                             Zero      BB             1,700         592,807
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB             1,000         980,220
  Tax Alloc City Heights Proj Ser 1999A, 09-01-28                     5.800      BB             1,395       1,366,835
San Diego Unified School District,
  GO Cap Apprec Ser 1999A, 07-01-21                                    Zero      AAA            2,500         850,750
  GO Election of 1998 Ser 2000B, 07-01-25                             5.000      AAA            2,450       2,402,495
San Francisco Calif City & County Airports Commission,
  Int'l Airport Rev 2nd Ser 18B, 05-01-29                             5.000      AAA            2,000       1,946,800
San Francisco State Building Auth,
  Lease Rev Ref 1993 Ser A Dept of Gen Serv,
  10-01-13                                                            5.000      AA-            2,145       2,247,145
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,878,160
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-03                             Zero      AAA            5,000       4,689,650
  Toll Rd Rev Ref Conv Cap Apprec Ser A, 01-15-21                      Zero      BBB-           5,000       3,271,150
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       2,732,800
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-22                             Zero      AAA            6,500       2,171,650
San Marcos Public Facilities Auth,
  Rev Tax Incr Proj Area 3-A, 08-01-31                                6.000      BB             1,305       1,292,133
San Marino Unified School District,
  Ser A, 07-01-24                                                      Zero      AAA            5,820       1,666,615
San Mateo County Joint Powers Financing Auth,
  Lease Rev Ref Cap Proj Prog, 07-01-21                               5.000      AAA            1,815       1,833,404
Santa Ana Financing Auth,
  Lease Rev Ser A Police Admin & Holding Facil,
  07-01-19                                                            6.250      AAA            1,790       2,106,472
  Lease Rev Ser A Police Admin & Holding Facil,
  07-01-24                                                            6.250      AAA           10,000      11,771,200
  Rev Ref Ser D Mainplace Proj, 09-01-19                              5.600      BBB-           1,000         993,170
Santa Clara County Finance Auth,
  Lease Rev Ser 2000B Mult Facil Proj, 05-15-17                       5.500      AAA            6,000       6,385,380
Santa Clarita Community Facilities,
  Spec Tax of Community Facil Dist 92-1 Ser A,
  11-15-10                                                            7.450      BBB            3,600       3,791,340
Santaluz Community Facilities District No. 2,
  Calif Spec Tax Imp Area No 1, 09-01-30                              6.375      BB             1,500       1,516,275
Southern California Home Financing Auth,
  Single Family Mtg Rev GNMA & FNMA Mtg Backed
  Ser A, 09-01-22                                                     6.750      AAA              480         490,430
Southern California Public Power Auth,
  Rev Ref Southern Transmission Proj, 07-01-13                         Zero      AAA            4,400       2,525,292
Torrance Redevelopment Agency,
  Tax Alloc Ref Ser 1992 Downtown Redevel Proj,
  09-01-21                                                            7.125      Baa2             500         519,915
Tustin Unified School District,
  Cmnty Facs Dist No 97-1, 09-01-35                                   6.375      BBB-           1,000       1,021,130
University of California,
  Cert of Part Ref UCLA Central Chiller/Cogeneration
  Proj, 11-01-11                                                      5.400      A+             1,000       1,040,920
Vallejo Sanitation and Flood Control District,
  Cert of Part, 07-01-19                                              5.000      AAA            2,500       2,560,375
West Covina Redevelopment Agency,
  Ref Community Facil Dist Spec Tax Fashion Plaza
  Proj, 09-01-22                                                      6.000      A              3,000       3,341,790

Puerto Rico 8.04%                                                                                          31,819,075
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               7.370#     AAA            7,500       9,740,625
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ref 1996 Ser Z, 07-01-14                                6.250      AAA            3,250       3,837,210
  Ser A-MBIA IBC, 07-01-38                                            5.000      AAA            5,000       4,883,950
  Ser B, 07-01-26                                                     6.000      A              1,000       1,050,180
Puerto Rico Elec Pwr Auth Pwr Rev,
  Ser HH, 07-01-29                                                    5.250      AAA            2,500       2,531,675
Puerto Rico Ind'l, Tourist, Ed'l, Medical &
  Environmental Ctl Facs
  Hospital de La Concepcion-A, 11-15-20                               6.500      AA               500         558,975
Puerto Rico Ports Auth,
  Spec Facil Rev 1996 Ser A American Airlines Inc Proj,
  06-01-26                                                            6.250      BBB-           2,000       2,043,580
Puerto Rico, Commonwealth of,
  GO Pub Imp Ser 1996, 07-01-15                                       6.500      A              6,000       7,172,880

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 0.12%                                                                                 $467,000
Joint Repurchase Agreement 0.12%
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 02-28-01,
  due 03-01-01 (Secured by U.S. Treasury Bonds,
  7.250% thru 13.25%, due 11-15-09 thru
  02-15-19) -- Note A                                                            5.38%           $467        $467,000

TOTAL INVESTMENTS 99.06%                                                                                 $392,100,675

OTHER ASSETS AND LIABILITIES, NET 0.94%                                                                    $3,727,445

TOTAL NET ASSETS 100%                                                                                    $395,828,120

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisors,
    Inc. where Standard & Poor's are not available.

  # Represents rate in effect on February 28, 2001.

(B) Non-income-producing issuer, filed for protection under the federal bankruptcy code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




PORTFOLIO
CONCENTRATION

For the period ending
February 28, 2001
(unaudited).

This table shows
the percentages
of the Fund's
investments
aggregated by
various
industries.

                                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                         OF NET ASSETS

General Obligation                                                    9.40%
Revenue Bonds -- Airport                                              0.49
Revenue Bonds -- Authority                                            4.53
Revenue Bonds -- Correctional Facility                                5.32
Revenue Bonds -- Education                                            6.57
Revenue Bonds -- Electric                                             5.50
Revenue Bonds -- Facility                                             2.12
Revenue Bonds -- Harbor/Channel                                       0.76
Revenue Bonds -- Health                                              11.67
Revenue Bonds -- Highway                                              1.50
Revenue Bonds -- Housing                                              3.60
Revenue Bonds -- Improvement                                          0.54
Revenue Bonds -- Industrial Redevelopment                             0.14
Revenue Bonds -- Industrial Revenue                                   0.64
Revenue Bonds -- Lease                                                2.04
Revenue Bonds -- Multi-Family                                         0.90
Revenue Bonds -- Other                                               17.58
Revenue Bonds -- Parking Garage/Authority                             0.35
Revenue Bonds -- Pollution Control                                    1.26
Revenue Bonds -- Recreational Facility                                0.34
Revenue Bonds -- Roadway/Street                                       0.88
Revenue Bonds -- Special Tax                                          1.61
Revenue Bonds -- Sanitation District                                  0.40
Revenue Bonds -- School                                               0.54
Revenue Bonds -- Tax Allocation                                       0.51
Revenue Bonds -- Tax Increment                                        0.33
Revenue Bonds -- Transportation                                      10.05
Revenue Bonds -- Water and Sewer                                      9.37

Total tax-exempt long-term bonds                                     98.94%

See notes to
financial statements.


FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $362,891,149)                         $392,100,675
Cash                                                                      182
Receivable for investments sold                                        95,150
Receivable for shares sold                                          1,276,287
Interest receivable                                                 4,883,417
Other assets                                                          117,047

Total assets                                                      398,472,758

LIABILITIES
Payable for investments purchased                                   2,000,000
Payable for shares repurchased                                        322,109
Dividends payable                                                      33,636
Payable to affiliates                                                 184,892
Other payables and accrued expenses                                   104,001

Total liabilities                                                   2,644,638

NET ASSETS
Paid-in capital                                                   376,661,879
Accumulated net realized loss on investments
  and financial futures contracts                                 (10,091,813)
Net unrealized appreciation of investments                         29,209,526
Undistributed net investment income                                    48,528

Net assets                                                       $395,828,120

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($310,926,753 [DIV] 28,540,881 shares)                         $10.89
Class B ($81,853,814 [DIV] 7,513,602 shares)                           $10.89
Class C ($3,047,553 [DIV] 279,744 shares)                              $10.89

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.89 [DIV] 95.5%)                                         $11.40
Class C ($10.89 [DIV] 99.0%)                                           $11.00

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
February 28, 2001
(unaudited).

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                                          $11,379,287

Total investment income                                            11,379,287

EXPENSES
Investment management fee                                           1,063,481
Class A distribution and service fee                                  227,891
Class B distribution and service fee                                  400,086
Class C distribution and service fee                                   14,241
Transfer agent fee                                                     89,350
Custodian fee                                                          46,271
Accounting and legal services fee                                      37,829
Auditing fee                                                           15,775
Registration and filing fees                                            7,769
Printing                                                                7,659
Trustees' fees                                                          6,676
Miscellaneous                                                           5,265
Interest expense                                                        4,919
Legal fees                                                              1,929

Total expenses                                                      1,929,141
Less expense reductions                                              (134,420)

Net expenses                                                        1,794,721

Net investment income                                               9,584,566

REALIZED AND UNREALIZED GAIN
Net realized gain from investments                                    726,820
Change in unrealized appreciation (depreciation)
  on investments                                                    6,775,144

Net realized and unrealized gain                                    7,501,964

Increase in net assets from operations                            $17,086,530

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,
distributions and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   8-31-00          2-28-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                          $19,773,880       $9,584,566
Net realized gain (loss)                          (799,211)         726,820
Change in net unrealized
  appreciation (depreciation)                    1,419,502        6,775,144

Increase in net assets resulting
  from operations                               20,394,171       17,086,530

Distributions to shareholders
From net investment income
Class A                                        (15,772,201)      (7,773,524)
Class B                                         (3,935,224)      (1,750,506)
Class C                                            (66,455)         (60,536)
                                               (19,773,880)      (9,584,566)

From fund share transactions                   (17,656,587)        (813,036)

NET ASSETS
Beginning of period                            406,175,488      389,139,192

End of period 2                               $389,139,192     $395,828,120

1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.

2 Includes undistributed net investment income of $48,528 and $48,528, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-95     8-31-96 1   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.28      $10.69      $10.36      $10.77      $11.19      $10.65      $10.69
Net investment income 3                         0.57        0.39        0.57        0.56        0.56        0.56        0.27
Net realized and unrealized
  gain (loss) on investments
  and financial futures
  contracts                                     1.41       (0.33)       0.41        0.42       (0.54)       0.04        0.20

Total from
  investment operations                         1.98        0.06        0.98        0.98        0.02        0.60        0.47

Distributions to shareholders
From net investment income                     (0.57)      (0.39)      (0.57)      (0.56)      (0.56)      (0.56)      (0.27)

Net asset value,
  end of period                               $10.69      $10.36      $10.77      $11.19      $10.65      $10.69      $10.89

Total return 4,5 (%)                           21.88        0.61 6      9.71        9.32        0.11        5.93        4.49 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $309        $291        $291        $300        $307        $306        $311
Ratio of expenses
  to average net assets (%)                     0.75        0.75 7      0.75        0.75        0.75        0.75        0.75 7
Ratio of adjusted expenses
  to average net assets 8 (%)                   0.90        0.84 7      0.82        0.83        0.82        0.84        0.77 7
Ratio of net investment income
  to average net assets (%)                     5.76        5.57 7      5.42        5.05        5.06        5.39        5.12 7
Portfolio turnover (%)                            37 9        30          15          10           3          11           8

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-95     8-31-96 1   8-31-97     8-31-98     8-31-99     8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.28      $10.68      $10.36      $10.77      $11.19      $10.65      $10.69
Net investment income 3                         0.50        0.33        0.49        0.47        0.48        0.48        0.23
Net realized and unrealized
  gain (loss) on investments
  and financial futures
  contracts                                     1.40       (0.31)       0.41        0.42       (0.54)       0.04        0.20

Total from
  investment operations                         1.90        0.02        0.90        0.89       (0.06)       0.52        0.43

Distributions to shareholders
From net investment income                     (0.50)      (0.34)      (0.49)      (0.47)      (0.48)      (0.48)      (0.23)

Net asset value,
  end of period                               $10.68      $10.36      $10.77      $11.19      $10.65      $10.69      $10.89

Total return 4,5 (%)                           20.87        0.20 6      8.88        8.50       (0.63)       5.14        4.10 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $85         $83         $89         $99         $99         $81         $82
Ratio of expenses
  to average net assets (%)                     1.50        1.50 7      1.50        1.50        1.50        1.50        1.50 7
Ratio of adjusted expenses
  to average net assets 8 (%)                   1.65        1.59 7      1.57        1.58        1.67        1.69        1.52 7
Ratio of net investment income
  to average net assets (%)                     4.97        4.81 7      4.66        4.29        4.31        4.64        4.38 7
Portfolio turnover (%)                            37 9        30          15          10           3          11           8

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 8-31-99 10  8-31-00     2-28-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $11.14      $10.65      $10.69

Net investment income 3                         0.18        0.47        0.23
Net realized and unrealized
  gain (loss) on investments
  and financial futures
  contracts                                    (0.49)       0.04        0.20

Total from investment operations               (0.31)       0.51       (0.43)

Distributions to shareholders
From net investment income                     (0.18)      (0.47)      (0.23)

Net asset value, end of period                $10.65      $10.69      $10.89

Total return 4,5 (%)                           (2.77)6      5.03        4.05 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.8          $3          $3
Ratio of expenses
  to average net assets (%)                     1.60 7      1.60        1.60 7
Ratio of adjusted expenses
  to average net assets 8 (%)                   1.67 7      1.69        1.62 7
Ratio of net investment income
  to average net assets (%)                     4.20 7      4.54        4.25 7
Portfolio turnover (%)                             3          11           8

 1 Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

 2 Semiannual period from 9-1-00 through 2-28-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Portfolio turnover excludes merger activity.

10 Class C shares began operations on April 1, 1999.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting Policies

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Premium and discount on securities

The Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,853,000 and the weighted average interest rate was 7.20%. Interest expense includes $729 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,315,967 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $111,795, August 31, 2003 -- $5,169,717, August 31, 2004 -- $2,378,578,
August 31, 2005 -- $7,774, August 31, 2006 -- $679,515 and August 31,
2008 -- $968,588.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records all dividend distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

The Adviser had voluntarily agreed to limit the Fund's operating expenses to 0.75%, 1.50% and 1.60% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Adviser's fee amounted to $94,379 for the period ended February 28, 2001. This limitation was terminated on December 31, 2000.

The Fund has an agreement with its custodian bank under which custodian fees have been reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $32, or 0.00% of the Fund's average daily net assets, for the period ended February 28, 2001. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets at least until December 31, 2001. Accordingly, the reduction in the distribution and service amounted to $40,009 for the period ended February 28, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of distribution and service fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $221,704 with regard to sales of Class A shares. Of this amount, $26,494 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $178,188 was paid as sales commissions to unrelated broker-dealers and $17,022 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 28, 2001, JH Funds received net up-front sales charges of $10,383 with regard to sales of Class C shares. Of this amount, $8,973 was paid as sales commissions to unrelated broker-dealers and $1,410 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended February 28, 2001, CDSCs received by JH Funds amounted to $80,225 for Class B shares and $5,455 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 28, 2001, aggregated $41,636,610 and $31,553,492, respectively.

The cost of investments owned at February 28, 2001 (including short-term investments) for federal income tax purposes was $362,891,149. Gross unrealized appreciation and depreciation of investments aggregated $32,084,941 and $2,875,415, respectively, resulting in net unrealized appreciation of $29,209,526.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 8-31-00                PERIOD ENDED 2-28-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       4,749,637       $49,524,647         1,629,807       $17,542,219
Distributions
reinvested                   681,546         7,098,714           319,184         3,433,277
Repurchased               (5,614,981)      (58,440,883)       (2,017,461)      (21,706,786)

Net decrease                (183,798)      ($1,817,522)          (68,470)        ($731,290)

CLASS B SHARES
Sold                       1,107,617       $11,560,941           661,569        $7,128,030
Distributions
reinvested                   162,583         1,694,262            65,486           704,658
Repurchased               (2,972,879)      (30,940,197)         (758,240)       (8,155,956)

Net decrease              (1,702,679)     ($17,684,994)          (31,185)        ($323,268)

CLASS C SHARES
Sold                         190,830        $1,990,965            78,871          $845,384
Distributions
reinvested                     1,617            16,908             2,069            22,303
Repurchased                  (15,607)         (161,944)          (58,705)         (626,165)

Net increase                 176,840        $1,845,929            22,235          $241,522

NET DECREASE              (1,709,637)     ($17,656,587)          (77,420)        ($813,036)


1 Semiannual period from 9-1-00 through 2-28-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock California Tax-Free Income Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


530SA  2/01
       4/01